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                                   FORM 8-A


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               PJ AMERICA, INC.
            (Exact name of registrant as specified in its charter)



       Delaware                                          61-1308435
(State of incorporation                     (I.R.S. Employer Identification No.)
   or organization)



           9109 Parkway East
          Birmingham, Alabama                               35206
(Address of principal executive offices)                 (Zip Code)



                          Securities to be registered
                     pursuant to Section 12(b) of the Act:

                                     None


                          Securities to be registered
                     pursuant to Section 12(g) of the Act:

                         Common Stock, $.01 par value
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     This Registration Statement relates to Registrant's Common Stock, $.01 par value per share. The description of the Registrant's Common Stock contained in the Registration Statement on Form S-1 (Registration No. 333-11253) filed with the Securities and Exchange Commission on August 30, 1996 is incorporated herein by reference and made a part hereof.

ITEM 2.  EXHIBITS.

     (a)  Index to and Description of Exhibits

NUMBER                            DESCRIPTION                           PAGE NO.
------                            -----------                           --------

1 Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1 filed with the Securities and
               Exchange Commission on August 30, 1996) ...............

2              Amended and Restated By-Laws (Incorporated by
               reference to Exhibit 3.2 to Registrant's Registration Statement on Form S-1 filed with the Securities and
               Exchange Commission on August 30, 1996) ...............

3              Specimen Common Stock Certificate (Incorporated by
               reference to Exhibit 4 to Amendment No. 1 to
               Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on
               October 4, 1996) ......................................

4              Form of Registration Rights Agreement (Incorporated
               by reference to Exhibit 10.1 to Amendment No. 2 to Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on
               August 30, 1996) ......................................

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        PJ AMERICA, INC.


Date:  October 18, 1996                 By: /s/ D. Ross Davison
                                            ----------------------------------
                                              D. Ross Davison
                                              Vice President - Chief Financial
                                              Officer and Treasurer

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